EXHIBIT 99.1
                                 ------------

                Computational Materials filed on July 1, 2005.

   The following is a Preliminary Term Sheet. All terms and statements are subject to change.

------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
------------------------------------------------------------------------------

                                INDX 2005-AR13

------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                $[713,176,162]
                                 (Approximate)

------------------------------------------------------------------------------

                                 INDYMAC INDX
                         Mortgage Loan Trust 2005-AR13
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               IndyMac MBS, Inc.
                                  (Depositor)

------------------------------------------------------------------------------




                        Deutsche Bank [GRAPHIC OMITTED]

                                 June 16, 2005


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             1

------------------------------------------------------------------------------
IndyMac INDX
                                               Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR13
------------------------------------------------------------------------------



The analysis in this report is based on information provided by Wells Fargo Asset Securities Corporation. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is preliminary as of the date hereof and supersedes any previous information delivered to you by DBSI. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES SET FORTH IN THIS TERM SHEET WAS WRITTEN IN CONNECTION WITH THE PROMOTION AND MARKETING BY THE UNDERWRITER OF THE OFFERED CERTIFICATES. SUCH DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING ANY U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH PERSON. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             2


-----------------------------------------------------------------------------------------------------------------------------------
IndyMac INDX
                                                                                                    Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR13
-----------------------------------------------------------------------------------------------------------------------------------


                                            PRELIMINARY TERM SHEET DATED: June 16, 2005
                                                            IndyMac INDX
                                                   Mortgage Loan Trust 2005-AR13
                                                    $[713,176,162] (Approximate)
                                                       Subject to a variance
                                           All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Expected
     Class          Approximate             Collateral Type             WAL (yrs)            Pass-Through Rate             Ratings
                     Size ($)                                          to Maturity                                         (M/S&P)
-----------------------------------------------------------------------------------------------------------------------------------
     1-A-1            [143,375,000]     3 Yr. Conforming Hybrid           1.94           Group I WAC - 0.9380%(2)         [Aaa/AAA]
     1-A-X                      (3)     3 Yr. Conforming Hybrid           1.94                  0.9380%(3)                [Aaa/AAA]
     2-A-1             [74,925,000]   3 Yr. Non-Conforming Hybrid         1.94           Group II WAC - 1.2150%(4)        [Aaa/AAA]
     2-A-2              [8,325,000]   3 Yr. Non-Conforming Hybrid         1.94           Group II WAC - 1.2150%(4)        [Aaa/AAA]
     2-A-X                      (5)   3 Yr. Non-Conforming Hybrid         1.65                  1.2150%(5)                [Aaa/AAA]
     3-A-1             [72,846,000]     5 Yr. Conforming Hybrid           2.53          Group III WAC - 1.1130%(6)        [Aaa/AAA]
     3-A-2              [8,093,623]     5 Yr. Conforming Hybrid           2.53          Group III WAC - 1.4880%(7)        [Aaa/AAA]
     3-A-X                      (8)     5 Yr. Conforming Hybrid           2.09                  1.1505%(8)                [Aaa/AAA]
     4-A-1            [281,800,385]   5 Yr. Non-Conforming Hybrid         2.53                Group IV WAC(9)             [Aaa/AAA]
     4-A-2             [31,311,154]   5 Yr. Non-Conforming Hybrid         2.53          Group IV WAC - 0.3990%(10)        [Aaa/AAA]
     4-A-X                     (11)   5 Yr. Non-Conforming Hybrid         2.53                  0.3990%(11)               [Aaa/AAA]
     5-A-1             [78,625,000]          7 Yr. Hybrid                 2.53                     (12)                   [Aaa/AAA]
     5-A-2             [13,875,000]          7 Yr. Hybrid                 2.53                Group V WAC(13)             [Aaa/AAA]
     5-A-X                     (14)          7 Yr. Hybrid                 2.38                     (14)                   [Aaa/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL           $[713,176,162]
-----------------------------------------------------------------------------------------------------------------------------------


(1 The Structure is preliminary and subject to change
(2) The Pass-Through Rate for the Class I-A-1 Certificates will be equal to the Group I Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group I Mortgage Loans) minus 0.9380%.
(3) The Class I-A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-1 Certificates. The Pass-Through Rate for the Class I-A-X Certificates will be a fixed rate equal to 0.9380%.
(4) The Pass-Through Rate for the Class II-A-1 and Class II-A-2 Certificates will be equal to the Group II Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group II Mortgage Loans) minus 1.2150%.
(5) The Class II-A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class II-A-1 and the Class II-A-2 Certificates. The Pass-Through Rate for the Class II-A-X Certificates will be a fixed equal to [1.2150]%.
(6) The Pass-Through Rate for the Class III-A-1 Certificates will be equal to the Group III Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group III Mortgage Loans) minus 1.1130%.
(7) The Pass-Through Rate for the Class III-A-2 Certificates will be equal to the Group III Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group III Mortgage Loans) minus 1.4880%.
(8) The Class III-A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class III-A-1 and the Class III-A-2 Certificates. The Pass-Through Rate for the Class III-A-X Certificates will be a fixed rate equal to [1.1505%].
(9) The Pass-Through Rate for the Class IV-A-1 Certificates will be equal to the Group IV Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group IV Mortgage Loans) which is initially equal to [5.4350]%.
(10) The Pass-Through Rate for the Class IV-A-2 Certificates will be equal to the Group IV Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group IV Mortgage Loans) minus 0.3990%.
(11) The Class IV-A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class IV-A-2 Certificates. The Pass-Through Rate for the Class IV-A-X Certificates will be a fixed rate equal to [0.3990%].


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             3

------------------------------------------------------------------------------
IndyMac INDX
                                               Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR13
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          Structure Overview (Cont.)
------------------------------------------------------------------------------

(12) The Pass-Through Rate for the Class V-A-1 Certificates will be equal to the Group V Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group V Mortgage Loans) minus 0.4300% through the Distribution Date in [July, 2017]. Thereafter, the Pass-Through Rate for the Class V-A-1 Certificates will be equal to the Group V Net Mortgage Interest Rate minus 0.6850%..
(13) The Pass-Through Rate for the Class V-A-2 Certificates will be equal to the Group V Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group V Mortgage Loans) which is initially equal to [5.560]%.
(14) The Class V-A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class V-A-1 Certificates. The Pass-Through Rate for the Class V-A-X Certificates will be a fixed rate equal to 0.4300% through the Distribution Date in [July, 2017] and, thereafter, will be a fixed rate equal to 0.6850%.


---------------------------------------------------------------------------------------------
                             Transaction Overview
---------------------------------------------------------------------------------------------

Certificates:            / /    The Class 1-A-1, Class 1-A-X, Class 2-A-1, Class 2-A-2,
                                Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-X, Class
                                4-A-1, Class 4-A-2, Class 4-A-X, Class 5-A-1, Class 5-A-2,
                                and Class 5-A-X Certificates (together, the "Senior
                                Certificates") and the Class B-1, Class B-2, Class B-3,
                                Class B-4, Class B-5, and Class B-6 Certificates (together, the "Subordinate Certificates").

Pricing Speed:           / /    25 CPB: 25% CPR to month 119, 100% CPR thereafter.

Seller:                  / /    IndyMac Bank, F.S.B.

Master Servicer:         / /    IndyMac Bank, F.S.B.

Trustee:                 / /    Deutsche Bank National Trust Company.

Cut-off Date:            / /    June 1, 2005.

Investor Settle Date:    / /    June 29, 2005.

Legal Structure:         / /    REMIC.

Optional Call:           / /    10% Cleanup Call.

Distribution Dates:      / /    25th of each month, or next business day, commencing July
                                25, 2005.

Collateral:              / /    The aggregate principal balance of the Mortgage Loans
                                described herein is expected to be approximately $[771]
                                million as of the Cut-Off Date. The Mortgage Loans are
                                conventional, adjustable rate Six-Month LIBOR, One-Year
                                LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either three, five or seven years after the date of origination ("Hybrid ARMS"). The Mortgage
                                Loans are secured by first liens on one-to four-family
                                residential properties. Approximately 90% (by principal
                                balance of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the
                                mortgage loans. After such interest only period, such
                                mortgage loans will fully amortize over its remaining term.
                                The remaining approximately 10% of the mortgage pool fully amortize over their original term (generally 30 years).

Credit Enhancement:      / /    Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.
                                Subordination is expected to be [7.50]% +/- [1.00]% with
                                respect to the Senior Certificates.

ERISA:                   / /    The Senior Certificates are expected to be ERISA eligible.
                                Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior
                                Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other
                                similar laws.

---------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             4


---------------------------------------------------------------------------------------------
IndyMac INDX
                                                             Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR13
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                Transaction Overview (Cont.)
---------------------------------------------------------------------------------------------

Cashflow Description:    / /    Distributions on the Certificates will be made on the 25th day of each month (or the next business day). The payments to
                                the Senior Certificates, to the extent of the available
                                funds from the respective Mortgage Loan Groups will be made according to the following priority:

                         Group I Available Funds:
                                1.   Payments of interest to the Class I-A-1 and Class I-A-X
                                     Certificates at a rate equal to its Pass-Through Rate
                                     (as described on the cover page hereof).
                                2.   Payments of principal to the Class I-A-1 Certificates
                                     until zero.

                         Group II Available Funds:
                                1.   Payments of interest to the Class II-A-1, Class II-A-2,
                                     and Class II-A-X Certificates at a rate equal to its
                                     Pass-Through Rate (as described on the cover page
                                     hereof).
                                2.   Payments of principal pro rata to the Class II-A-1 and
                                     Class II-A-2 Certificates, until zero

                         Group III Available Funds:
                                1.   Payments of interest to the Class III-A-1, Class
                                     III-A-2, and Class III-X Certificates at a rate equal
                                     to its Pass-Through Rate (as described on the cover
                                     page hereof).
                                2.   Payments of principal pro rata to the Class III-A-1 and
                                     Class III-A-2 Certificates, until zero.

                         Group IV Available Funds:
                                1.   Payments of interest to the Class IV-A-1, Class IV-A-2,
                                     and Class IV-A-X Certificates at a rate equal to its
                                     Pass-Through Rate (as described on the cover page
                                     hereof).
                                2.   Payments of principal pro rata to the Class IV-A-1 and
                                     Class IV-A-2 Certificates, until zero.

                         Group V Available Funds:
                                1.   Payments of interest to the Class V-A-1, Class V-A-2,
                                     and Class V-A-X Certificates at a rate equal to its
                                     Pass-Through Rate (as described on the cover page
                                     hereof).
                                2.   Payments of principal pro rata to the Class V-A-1 and
                                     Class V-A-2 Certificates, until zero.

                         Any Remaining Available Funds from all Loan Groups:
                                1.   Payments of interest sequentially to the Subordinate
                                     Certificates in order of their numerical class
                                     designations, so that each such Class shall receive
                                     interest at their respective Pass-Through Rates (equal
                                     to the weighted average Net Rate of the Mortgage
                                     Loans); and
                                2.   Payments of principal sequentially to the Subordinate
                                     Certificates in order of their numerical class
                                     designation.

Shifting Interest:       / /    The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution
                                Date during the first seven years beginning on the first
                                Distribution Date. Thereafter, the Senior Prepayment
                                Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate
                                Percentage over the next seven years provided that (i) the principal balance of the Mortgage Loans 60 days or more
                                delinquent, averaged over the preceding 6 month period, as a percentage of (a) if such date is on or prior to the fourth
                                Senior Termination Date, the Subordinated Percentage for
                                that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans or (b) if such date is after the fourth Senior Termination Date, the aggregate Class
                                Certificate Balance of the subordinated certificates
                                immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                                50% for each test date.

Allocation of Losses:    / /    Realized Losses on the Mortgage Loans will be allocated to the most junior class of Subordinate Certificates
                                outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of the Subordinate
                                Certificates has been reduced to zero. Thereafter, Realized
                                Losses on each Mortgage Loan Group will be allocated pro
                                rata to their respective Senior Certificates.
---------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             5

------------------------------------------------------------------------------
IndyMac INDX
                                               Deutsche Bank [GRAPHIC OMITTED]
Mortgage Loan Trust 2005-AR13
------------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------






               ------------------------------------------------------------
                           Deutsche Bank Securities
               ------------------------------------------------------------


                 MBS Trading
                 -----------
                 Anilesh Ahuja                       212-250-2669
                 Adam Yarnold                        212-250-2669
                 Marina Tukhin                       212-250-2669

                 MBS Banking
                 -----------
                 Susan Valenti                       212-250-3455
                 Brian Haklisch                      212-250-8745
                 Daniel Murray                       212-250-0864

                 MBS Analytics
                 -------------
                 Steve Lumer                         212-250-0115
                 Eric Do                             212-250-3161
                 Kathie Peng                         212-250-7259
               ------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             6